Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (hereinafter called this “Amendment”) is entered into as of March 19, 2013, by and among MIDSTATES PETROLEUM COMPANY, INC., a Delaware corporation (the “Parent”), MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as an Issuing Lender and as Swing Line Lender.

WITNESSETH:

WHEREAS, Borrower, Administrative Agent, the Issuing Lender, the Swing Line Lender and the lenders party thereto (the “Lenders”) entered into that certain Second Amended and Restated Credit Agreement dated as of June 8, 2012 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), whereby the Lenders have agreed to make certain loans to Borrower upon the terms and conditions set forth therein;

WHEREAS, the Borrower has provided to the Administrative Agent and the Lenders in accordance with Section 7.02(c) of the Credit Agreement, a reserve report dated as of January 1, 2013, and has requested that the Borrowing Base under the Credit Agreement be increased upon the effectiveness of this Amendment to $285,000,000 (such increase being in respect of the regularly scheduled redetermination of the Borrowing Base for spring 2013 in accordance with Section 2.04(a) of the Credit Agreement);

WHEREAS, the Administrative Agent and the Lenders have determined based on the Reserve Report that, upon the effectiveness of this Amendment, the Borrowing Base under the Credit Agreement should be increased to the amount described above; and

WHEREAS, the Borrower has requested that certain additional amendments and modifications be made to the Credit Agreement, subject to the terms and conditions of this Amendment, and each of the Lenders and the Administrative Agent have entered into this Amendment with the Borrower and Parent in order to effectuate such amendments and modifications to the Credit Agreement, all as set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1.                                           Terms Defined in Credit Agreement.  As used in this Amendment, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement (as amended hereby) shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2.                                           Amendments to Credit Agreement.  On the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Net Mark-to-Market Exposure” therefrom.

(b)                                 Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the text of subclause (i) of clause (d) and inserting in place thereof “[Reserved]”; (ii) deleting the word “regulated” from clause (e) and inserting in place thereof “otherwise permitted”; (iii) deleting the word “and” from the end of clause (g); (iv) deleting the period at the end of clause (h), and (v) inserting the following clause (i) immediately following clause (h):

“(i) sales, transfers, assignments or exchanges of interests in any of the Oil and Gas Properties of Parent or Borrower or any Subsidiary of Parent or Borrower that either were not included in the Reserve Report most recently delivered by Parent and/or Borrower (or, if included, were not proved Oil and Gas reserves) or were otherwise not included in the determination of the then current Borrowing Base (or, if included, were not given any value in the determination of the Borrowing Base in effect at the time of such sale, transfer, assignment or exchange).”

(c)                                  Section 8.12(c) of the Credit Agreement is hereby amended by deleting the word “Indebtedness” from the second sentence thereof and inserting the word “obligations” in place thereof.

(d)                                 Section 10.06(e) of the Credit Agreement is hereby amended by deleting therefrom the words “the Net Mark-to-Market Exposure in respect of Derivative Contracts that constitute Obligations” and the words “and Net Mark-to-Market Exposure” and inserting in place of each deleted phrase the words “Obligations due and owing in respect of Derivative Contracts”.

(e)                                  Item (C) of Section 2 in Appendix I to the Credit Agreement is hereby amended and restated in its entirety to provide “Third Party Reserve Reports due dates: March 1 of each year, commencing on March 1, 2014, prepared as of January 1 of each year.”.

(f)                                   Item (D) of Section 2 in Appendix I to the Credit Agreement is hereby amended and restated in its entirety to provide “In-House Reserve Reports due dates: September 1 of each year, commencing on September 1, 2013, prepared as of July 1 of each year.”.

(g)                                  Item (E) of Section 2 in Appendix I to the Credit Agreement is hereby amended and restated in its entirety to provide “Scheduled Borrowing Base Determination Dates: October 1, 2013 and, thereafter, each October 1 and April 1 of each year.”.

(h)                                 The definition of “EBITDA” in Appendix II to the Credit Agreement is hereby amended and restated in its entirety as follows:

“EBITDA” means with respect to Parent, on a consolidated basis for any fiscal period, without duplication, (i) Net Income plus (ii) depreciation, depletion, amortization and other noncash items reducing Net Income plus (iii) Interest Expense plus (iv) income tax expense less (v) all extraordinary or non-recurring items and any non-cash items increasing Net Income plus (vi) all extraordinary or non-recurring items and any non-cash items decreasing Net Income, and plus (vii) the Specified Equity Contribution (if any); provided that, with respect to the determination of Parent’s compliance with the Leverage Ratio set forth in Part II B of this Appendix II for any period, EBITDA shall be adjusted to give effect, on a pro forma basis and consistent with GAAP, to any material acquisitions or dispositions of Oil and Gas Properties or any interest therein or any Person owning Oil and Gas Properties made during such period as if such acquisition or disposition, as the case may be, was made at the beginning of such period.”

Section 3.                                           Conditions of Effectiveness.  This Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a)                                 Borrower, Parent and each Lender shall have delivered to the Administrative Agent duly executed counterparts of this Amendment; and

(b)                                 Administrative Agent shall have received a certificate executed by a Responsible Officer of each of Borrower and Parent stating that (i) the representations and warranties in Article VI of the Credit Agreement shall be true and correct in all material respects (except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct), on and as of the Amendment Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date in which case they shall be true and correct in all material respects, except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing.

Section 4.                                           Borrowing Base Increase.

(a)                                 On and as of the Amendment Effective Date, the Borrowing Base shall automatically increase to $285,000,000 until adjusted or otherwise redetermined in accordance with the Credit Agreement.

(b)                                 Both the Parent and the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 4 shall not constitute a discretionary redetermination of the Borrowing Base by either the Borrower, on the one hand, or the Administrative Agent or Lenders, on the other hand, pursuant to Section 2.04(e) of the Credit Agreement.

Section 5.                                           Borrowing Base Increase Fees.  The Borrower agrees to pay to the Administrative Agent concurrently with effectiveness of this Amendment for the account of each Lender whose Commitment to the Borrowing Base under the Credit Agreement has increased relative to such Lender’s Commitment to the Borrowing Base under the Credit Agreement immediately prior to the Amendment Effective Date, a one-time upfront fee in an amount of forty (40.0) basis points on each such Lender’s increased Commitment to the Borrowing Base under the Credit Agreement as increased pursuant to Section 4 above (it being understood and agreed that such upfront fee shall not be payable with respect to any Lender or its affiliates if the total Commitment of such Lender and its affiliates to the Borrowing Base is less than or equal to the total Commitment of such Lender and its affiliates to the Borrowing Base under the Credit Agreement immediately prior to the Amendment Effective Date).

Section 6.                                           Representations and Warranties.  On the Amendment Effective Date, each of Parent and Borrower represents and warrants to Administrative Agent and each of the Lenders that:

(a)                                 Each Loan Party: (i) is validly existing and (ii) has the power and authority to execute, deliver, and perform its obligations under this Amendment and each other Loan Document to which it is a party except where the failure does not constitute a Default and could not reasonably be expected to have a Material Adverse Effect.

(b)                                 The execution, delivery and performance by each of Parent and Borrower of this Amendment and each other Loan Document to which it is a party has been duly authorized by all necessary limited liability company or corporate action, as applicable, and does not and will not contravene the terms of any of such Person’s Organization Documents.

(c)                                  This Amendment and each other Loan Document to which each Loan Party is a party constitutes the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 7.                                           Reference to and Effect on the Credit Agreement.

(a)                                 Upon the Amendment Effective Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

Section 8.                                           Cost and Expenses.  Each of Parent and Borrower agrees to pay fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 12.04(a) of the Credit Agreement.

Section 9.                                           Extent of Amendments.  Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby.  Each of Parent and Borrower hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral is unimpaired by this Amendment.

Section 10.                                    Execution and Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or e-mail shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

Section 11.                                    Governing Law.  This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of New York, except to the extent that federal laws of the United States of America apply.

Section 12.                                    Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

Section 13.                                    No Waiver.  Borrower hereby agrees that except as expressly set forth in this Amendment, no Default or Event of Default has been waived or remedied by the execution of this Amendment by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Nothing contained in this Amendment nor any past indulgence by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, nor any other action or inaction on behalf of Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender shall constitute or be deemed to constitute an election of remedies by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender.

Section 14.                                    Loan Document.  This Amendment is a Loan Document.

Section 15.                                    NO ORAL AGREEMENTS.  THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ADMINISTRATIVE AGENT, THE SWING LINE LENDER, ANY ISSUING LENDER AND/OR LENDERS (TOGETHER WITH THE FEE LETTERS) REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written,

MIDSTATES PETROLEUM COMPANY LLC, a
Delaware limited liability company, as Borrower

By:	/s/ Thomas L. Mitchell
	Name:	Thomas L. Mitchell
	Title:	Executive Vice President and Chief
Financial Officer

MIDSTATES PETROLEUM COMPANY, INC., a
Delaware corporation, as Parent

By:	/s/ Thomas L. Mitchell
	Name:	Thomas L. Mitchell
	Title:	Executive Vice President and Chief
Financial Officer

SUNTRUST BANK, as Administrative Agent, as Swing Line Lender and as an Issuing Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael Clayborne
	Name:	Michael Clayborne
	Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert James
	Name:	Robert James
	Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Peter Vardos
	Name:	Peter Vardos
	Title:	Senior Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Senior Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

NATIXIS, as a Lender

By:	/s/ Louis P. Laville III
	Name:	Louis P. Laville III
	Title:	Managing Director

By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ David M. Bornstein
	Name:	David M. Bornstein
	Title:	Director

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Terry Donovan
	Name:	Terry Donovan
	Title:	Managing Director